UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard
Orlando, Florida		32824
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2024, VOXX International Corporation (the "Company") issued a press release announcing its earnings for the quarter and year ended February 29, 2024. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events.

On May 15, 2024, the Company held a conference call to discuss its financial results for the quarter and year ended February 29, 2024. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 14, 2024, relating to VOXX International Corporation's earning's release for the quarter and year ended February 29, 2024 (filed herewith).
99.2	Transcript of conference call held on May 15, 2024 at 10:00 am (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	May 17, 2024	By:	/s/ Loriann Shelton
Loriann Shelton Senior Vice President Chief Operating Officer Chief Financial Officer